Exhibit 10.5
SUBORDINATION AND INTERCREDITOR AGREEMENT
THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) dated as of May 27, 2022 is made by and between BLUE TORCH FINANCE LLC, as administrative agent (in such capacity, with its successors and assigns, the “First Lien Agent” and, in its individual capacity, “Blue Torch”) for the First Lien Creditors (as defined below) and GLAS USA LLC and GLAS AMERICAS LLC, as administrative agent and collateral agent, respectively, (in such capacity, collectively, with their respective successors and assigns, the “Second Lien Agents”) for the Second Lien Creditors (as defined below), and is acknowledged by each of the Credit Parties (as defined below).
WHEREAS, the Credit Parties and the First Lien Creditors wish to enter into that certain Financing Agreement dated as of the date hereof (as the same may be amended, amended and restated, modified, and supplemented from time to time), and the other loan parties party thereto, the “Existing First Lien Loan Agreement”), pursuant to which the First Lien Lenders have agreed to make certain revolving and term loans and extend other financial accommodations to the First Lien Borrowers;
WHEREAS, the Credit Parties and Second Lien Creditors are parties to that certain Credit Agreement dated as of November 22, 2021 (as amended, amended and restated, modified, and supplemented from time to time through the date hereof, including, without limitation, by that certain Amendment No. 2 to the Credit Agreement, dated as of the date hereof, by and among the Second Lien Agents, the Second Lien Lenders, the Second Lien Borrowers and the other parties party thereto, the “Existing Second Lien Loan Agreement”), pursuant to which the Second Lien Lenders desire to make certain term loans and extend other financial accommodations to the Second Lien Borrowers;
WHEREAS, the Credit Parties desire to grant to the First Lien Agent (for the benefit of the First Lien Creditors) Liens (as defined below) on all of the Collateral (as defined below) as security for the payment and performance of the First Lien Obligations (as defined below);
WHEREAS, the Credit Parties desire to grant to the Second Lien Agents (for the benefit of the Second Lien Creditors) Liens on all of the Collateral as security for payment and performance of the Second Lien Obligations (as defined below); and
WHEREAS, each of the First Lien Agent (on behalf of the First Lien Creditors) and the Second Lien Agents (on behalf of the Second Lien Creditors) desires to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests provided herein.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:
1.Definitions.
1.1.General Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the UCC. For purposes of this Agreement, the following terms shall have the following meanings:
“Account Agreements” shall mean any lockbox account agreement, pledged account agreement, blocked account agreement, deposit account control agreements, securities account control agreement, or any similar deposit or securities account agreements among the First Lien

Agent and/or the Second Lien Agents (as applicable), the applicable Credit Party and the relevant financial institution depository or securities intermediary.
“Accounts” shall have the meaning set forth in the First Lien Loan Agreement.
“Affiliate” with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings. For purposes of this definition, no First Lien Creditor or Second Lien Creditor, respectively, shall be deemed to be an Affiliate of the Borrowers solely by virtue of holding First Lien Obligations or Second Lien Obligations, respectively.
“Agents” shall mean the First Lien Agent and the Second Lien Agents.
“Bankruptcy Code” shall mean title 11 of the United States Code.
“Blue Torch” shall have the meaning set forth in the recitals of this Agreement.
“Borrowers” means the First Lien Borrowers and/or the Second Lien Borrowers, as the context may require.
“Business Day” shall mean any day (with any references herein to time of day requirements meaning such times based on Eastern time) other than (a) Saturday or Sunday; (b) any day on which banks in Mexico City, Mexico or New York, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the First Lien Agent or the Second Lien Agents is not open to the general public to conduct business.
“Collateral” shall mean all Property now owned or hereafter acquired by the Credit Parties in or upon which a Lien is granted or purported to be granted to either the First Lien Agent or the Second Lien Agents under any of the First Lien Documents or the Second Lien Documents, together with all Proceeds thereof and interests in Property as security for, respectively, the First Lien Obligations or the Second Lien Obligations.
“Credit Documents” shall mean, collectively, the First Lien Documents and the Second Lien Documents.
“Creditors” shall mean, collectively, the First Lien Creditors and the Second Lien Creditors, and their respective successors and assigns.
“Credit Parties” shall mean (a) the “Loan Parties,” as defined in the First Lien Loan Agreement and/or (b) the “Loan Parties,” as defined in the Second Lien Loan Agreement, as the context may require.
“Debt” shall have the meaning assigned to term “Indebtedness” in the First Lien Loan Agreement.
“Deposit Accounts” shall mean all present and future “deposit accounts” (as defined in Article 9 of the UCC) of the Credit Parties.
“Discharge of First Lien Obligations” shall mean, as at any time, (a) the payment in full in cash of the First Lien Obligations that are then non-contingent and outstanding (other than contingent obligations not yet due and payable or with respect to which no claim has been asserted) and (b) the termination or expiration of all commitments or other obligations to make loans or extend credit to the Credit Parties under the First Lien Documents.
“Discharge of Second Lien Obligations” shall mean, as at any time, (i) the payment in full in cash of the Second Lien Obligations that are then non-contingent and outstanding, or (ii) the conversion of the Second Lien Obligations in full into common equity of Holdings as set forth in clause (c) of the definition of Permitted Second Lien Loan Payments.
“Disposition” shall mean a sale, lease, exchange, transfer or other disposition.
“Enforcement” shall mean, collectively or individually, with respect to the First Lien Obligations or the Second Lien Obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Lien Documents or the Second Lien Documents, or applicable law, including without limitation the exercise of Secured Party Remedies, any rights of set-off or recoupment, any action to foreclose on the Lien of such Person in any Collateral, or the exercise of any rights or remedies of a secured creditor with respect to the Collateral under the UCC of any applicable jurisdiction or under the Bankruptcy Code.
“Equity Interests” shall mean the interests (whether certificated or uncertificated) of any (a) shareholder in a corporation, (b) partner in a partnership (whether general, limited, limited liability, or joint venture), (c) member in a limited liability company, or (d) other Person having any other form of equity security or ownership interest.
“Equity Issuance” shall mean either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Equity Interests or (b) the receipt by Holdings of any cash capital contributions.
“Excess First Lien Obligations” means the First Lien Obligations in excess of the First Lien Cap.
“Existing First Lien Loan Agreement” shall have the meaning set forth in the recitals of this Agreement.
“Existing Second Lien Loan Agreement” shall have the meaning set forth in the recitals of this Agreement.
“First Lien Agent” shall have the meaning set forth in the introductory paragraph of this Agreement, and its successors and assigns as well as any Person designated as the “Agent” under the First Lien Loan Agreement.
“First Lien Borrowers” means AN Global, LLC and each other party that executes a joinder to the First Lien Loan Agreement as a borrower pursuant to Section 7.01(b) of the First Lien Loan Agreement or otherwise.
“First Lien Cap” means the sum of
(a) (i) an aggregate principal amount of $69,600,000 minus (ii) any principal payments and prepayments of First Lien Term Loans and permanent revolving commitment reductions under the First Lien Documents (other than the termination of such revolving loan commitments in connection with a Refinancing thereof), plus

(b) accrued but unpaid interest, commitment, facility, utilization, and other analogous fees and, if applicable, prepayment premiums on the First Lien Obligations referred to in clause (a) above, plus
(c) all fees, expenses, premium (if any), reimbursement obligations, and other amounts of a type not referred to in clause (a) or (b) above payable in respect of the amounts referred to in clauses (a) or (b) above.
For purposes of this definition, all payments of First Lien Obligations will be deemed to be applied first to reduce the First Lien Obligations referred to in clause (a)(1) above and thereafter to reduce any Excess First Lien Obligations.
“First Lien Collateral” shall mean the Collateral in which First Lien Agent has a Lien.
“First Lien Creditors” shall mean the First Lien Agent, the First Lien Lenders and any Person that from time to time holds any of the First Lien Obligations.
“First Lien Default” shall mean an “Event of Default”, as defined in the First Lien Loan Agreement.
“First Lien DIP Financing” shall have the meaning set forth in Section 6.2(a).
“First Lien Documents” shall mean (a) the First Lien Loan Agreement, and (b) all other documents pursuant to which any Credit Party or any other Person grants to the First Lien Agent or any First Lien Creditor a Lien on any Collateral, including, without limitation, all “Loan Documents” (as defined in the First Lien Loan Agreement), each as from time to time in effect and as the same may be amended, supplemented, modified, replaced or restated from time to time consistent with the terms hereof.
“First Lien Lenders” shall mean, collectively, all “Lenders,” as defined in the First Lien Loan Agreement, and shall include all Affiliates of any such “Lender” or of the First Lien Agent to which any First Lien Obligation is owed, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under the First Lien Loan Agreement.
“First Lien Leverage Ratio” shall have the meaning set forth in the First Lien Loan Agreement.
“First Lien Loan Agreement” shall mean (a) the Existing First Lien Loan Agreement, as the same may be amended, supplemented or modified from time to time consistent with the terms hereof, and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Debt or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the Debt and other obligations outstanding under the Existing First Lien Loan Agreement or any other agreement or instrument referred to in this clause (b), in each case, as the same may be amended, supplemented or modified from time to time consistent with the terms hereof, unless such agreement or instrument expressly provides that it is not intended to be and is not a First Lien Loan Agreement (as such term is used herein). Any reference to the First Lien Loan Agreement herein shall be deemed a reference to any First Lien Loan Agreement then extant.
“First Lien Loans” shall mean loans made to the Borrowers from time to time under the First Lien Loan Agreement.

“First Lien Obligations” shall mean all “Obligations”, as defined in the First Lien Loan Agreement, including all principal, interest, charges, expenses, fees, attorneys’ fees and other sums (including all interest, charges, expenses, fees, attorneys’ fees and other sums that would accrue but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of the Bankruptcy Code) chargeable to the First Lien Borrowers or any other Credit Party by the First Lien Agent and/or any First Lien Creditor, and reimbursement, indemnity or other obligations due and payable to the First Lien Agent and/or any First Lien Creditor pursuant to the terms of the First Lien Documents. First Lien Obligations shall continue to constitute First Lien Obligations, notwithstanding the fact that such First Lien Obligations or any claim for such First Lien Obligations is subordinated, avoided or disallowed under the Bankruptcy Code, Debtor Relief Law or other applicable law. First Lien Obligations shall also include any Debt of the First Lien Borrowers and each other Credit Party incurred in connection with a Refinancing of the First Lien Obligations under the First Lien Documents to the extent permitted by Section 5.3.
“First Lien Term Loans” shall mean the “Term Loans,” as defined in the First Lien Loan Agreement.
“General Intangibles” shall mean all of the Credit Parties’ present and future “general intangibles” (as defined in Article 9 of the UCC).
“Guarantors” shall mean all Persons that are now or may hereafter become co-borrowers, guarantors or sureties of the First Lien Obligations or the Second Lien Obligations, whether pursuant to the First Lien Documents or the Second Lien Documents and their respective successors and assigns.
“Holdings” shall mean AgileThought, Inc., a Delaware corporation.
“Inalienable Interests” shall have the meaning set forth in Section 2.8.
“including” shall mean “including, without limitation”.
“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of creditors generally or any substantial portion of a Person’s creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.
“Intellectual Property” shall have the meaning set forth in the First Lien Loan Agreement.
“Inventory” shall have the meaning set forth in the First Lien Loan Agreement.
“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, security interest, encumbrance (including easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property.

“Monetary Collateral” shall mean any Collateral consisting of money or cash equivalents, any “security entitlement” and any “financial assets” (as such terms are defined in the UCC).
“Net Cash Proceeds” shall have the meaning set forth in the First Lien Loan Agreement.
“New Agent” shall have the meaning set forth in Section 5.5.
“New Debt Notice” shall have the meaning set forth in Section 5.5.
“Permitted Second Lien Loan Payments” shall mean:
a.non-cash interest payments upon,
(i)the Second Lien Dollar Loans of up to 11.00% per annum on the outstanding principal balance thereof pursuant to Section 4.2 of the Second Lien Loan Agreement; and
(ii)the Second Lien Peso Loans of up to 17.41% per annum on the outstanding principal balance thereof pursuant to Section 4.2 of the Second Lien Loan Agreement;
b. any non-cash payment of the Second Lien Obligations that take the form of common equity of Holdings as a result of the exercise of the Second Lien Lenders' conversion rights under Article XVIII of the Second Lien Loan Agreement;
c.any payment to the Second Lien Agents solely on account of Acceptance Fee, Facility Agent Fee and Collateral Agent Fee (each as defined in the Agents Fee Letter), each made in accordance with the terms and conditions of the Agents Fee Letter and solely up to the amounts set forth in the Agents Fee Letter;
d.any reimbursement for out-of-pocket costs and expenses of the Administrative Agent and the Lenders (including Attorney Costs and Taxes (as defined in the Second Lien Loan Agreement)) in connection with the preparation, execution, delivery and administration (including perfection and protection of any Collateral) of the Second Lien Documents, in an aggregate amount not to exceed $100,000 in any fiscal year;
e.any payment in respect of the indemnification obligations of the Second Lien Borrowers under Section 15.17 of the Second Lien Loan Agreement;
f.so long as (i) no First Lien Default has occurred or is continuing and (ii) the First Lien Leverage Ratio of Holdings and its Subsidiaries immediately prior to and after giving effect to such payment, prepayment, repayment, repurchase or redemption on a pro forma basis does not exceed 2.50 to 1.00, the Existing Second Lien Loan Agreement (including, without limitation, payments of principal of, interest on, and any other amount in respect of the Existing Second Lien Loan Agreement) in an aggregate amount not to exceed the aggregate amount outstanding under the Existing Second Lien Loan Agreement on the date hereof; and
g.so long as such payment, prepayment, repayment, repurchase or redemption is made solely with the Net Cash Proceeds of any Equity Issuance, the Existing Second Lien Loan Agreement, in an aggregate amount not to exceed 25% of the Net Cash Proceeds of such Equity Issuance (after giving effect to any mandatory prepayment under Section 2.06(c)(iii) of the Existing First Lien Loan Agreement).

All references to the Second Lien Loan Agreement and First Lien Loan Agreement in this definition shall be references to such agreements as in effect on the date hereof.
“Person” shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.
“Pledged Collateral” shall have the meaning set forth in Section 5.4(a).
“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the UCC, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected or disposed of, whether voluntarily or involuntarily.
“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
“Real Estate” shall mean all fee simple or leasehold interests of the Credit Parties in real property.
“Recovery” shall have the meaning set forth in Section 6.4.
“Refinance” shall mean, in respect of any Debt, to refinance, extend, renew, defease, restructure, replace, refund or repay, or to issue other Debt, in exchange or replacement for, such Debt, in any case in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
“Second Lien Agents” shall have the meaning set forth in the introductory paragraph of this Agreement, and their respective successors and assigns as well as any Person designated as the “Agent” or the “Collateral Agent” under the Second Lien Loan Agreement.
“Second Lien Agents Fee Letter” has the meaning ascribed to the term “Agents Fee Letter” in the Second Lien Loan Agreement (as in effect on the date hereof), without giving effect to any modification to such fee letter without the consent of the First Lien Agent.

“Second Lien Collateral” shall mean the Collateral in which any Second Lien Agent has a Lien.
“Second Lien Creditors” shall mean the Second Lien Agents, the Second Lien Lenders, and any Person that from time to time holds any of the Second Lien Obligations.
“Second Lien Borrowers” means AN Global Inc. and AN Extend, S.A. de C.V.
“Second Lien Documents” shall mean (a) the Second Lien Loan Agreement, and (b) all other documents pursuant to which any Credit Party or any other Person grants to any Second Lien Agent or any Second Lien Creditor a Lien on any Collateral, including, without limitation, all “Loan Documents” (as defined in the Existing Second Lien Loan Agreement), each as from time to time in effect and as the same may be amended, supplemented, modified, replaced or restated from time to time consistent with the terms hereof.
“Second Lien Dollar Loans” shall mean the dollar loans made to the Second Lien Borrowers from time to time under the Second Lien Loan Agreement.
“Second Lien Lenders” shall mean, collectively, all “Lenders” (as defined in the Existing Second Lien Loan Agreement), and shall include all Affiliates of any such “Lender” or of any Second Lien Agent to which any Second Lien Obligation is owed, and all successors, permitted assigns, permitted transferees and replacements thereof, as well as any other Person designated as a “Lender” under the Second Lien Loan Agreement.
“Second Lien Loan Agreement” shall mean (a) the Existing Second Lien Loan Agreement, as the same may be amended, supplemented or modified from time to time consistent with the terms hereof, and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Debt or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the Debt and other obligations outstanding under the Existing Second Lien Loan Agreement or any other agreement or instrument referred to in this clause (b), in each case, as the same may be amended, supplemented or modified from time to time consistent with the terms hereof, unless such agreement or instrument expressly provides that it is not intended to be and is not a Second Lien Loan Agreement (as such term is used herein). Any reference to the Second Lien Loan Agreement herein shall be deemed a reference to any Second Lien Loan Agreement then extant.
“Second Lien Loans” shall mean the Second Lien Dollar Loans and the Second Lien Peso Loans.
“Second Lien Obligations” shall mean all “Obligations”, as defined in the Second Lien Loan Agreement, including all principal, interest, charges, expenses, fees, attorneys’ fees and other sums (including all interest, charges, expenses, fees, attorneys’ fees and other sums that would accrue but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of the Bankruptcy Code) chargeable to the Second Lien Borrowers or any other Credit Party by the Second Lien Agents and/or any Second Lien Creditor, and reimbursement, indemnity or other obligations due and payable to the Second Lien Agents and/or any Second Lien Creditor under or pursuant to the terms of the Second Lien Documents. Second Lien Obligations shall continue to constitute Second Lien Obligations, notwithstanding the fact that such Second Lien Obligations or any claim for such Second Lien Obligations is subordinated, avoided or disallowed under the Bankruptcy Code or other applicable law. Second Lien Obligations shall also include any Debt of the Second Liens Borrowers and each other Credit Party incurred in connection with a Refinancing of the Second Lien Obligations under the Second Lien Documents to the extent permitted by Section 5.3.
“Second Lien Peso Loans” shall mean the peso loans made to the Second Lien Borrowers from time to time under the Second Lien Loan Agreement.
“Secured Party Remedies” shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral including the exercise of any of the rights or remedies of a “secured party” under Article 9 of the UCC, such as, without limitation, the notification of account debtors.
“Securities Accounts” shall mean all present and future “securities accounts” (as defined in Article 8 of the UCC) of the Credit Parties, including all monies, “uncertificated securities,” and “securities entitlements” (as defined in Article 8 of the UCC) contained therein.
“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.
“UCC” shall mean the Uniform Commercial Code as may, from time to time, be in effect in the State of New York; provided that to the extent the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the perfection, publication or priority of, or remedies with respect to, Liens of the First Lien Agent or the Second Lien Agents is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such perfection, publication, priority or remedies and for purposes of definitions related to such provisions.
1.2.Certain Matters of Construction. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including references to any of the Credit Documents shall include any and all amendments, restatements, amendments and restatements, modifications, supplements, or waivers thereto and any and all Refinancings thereof. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined.
2.Lien Priority.
1.1.Acknowledgment of Lien. Each Creditor hereby agrees and acknowledges that the First Lien Agent, for the benefit of itself and the First Lien Creditors, and the Second Lien Agents, for their own benefit and the benefit of the Second Lien Creditors, have been granted a Lien upon the Collateral and hereby consents thereto. The subordination of Liens by the Second Lien Agents in favor of the First Lien Agent as set forth herein shall not be deemed to subordinate the Second Lien Agents' Liens to the Liens of any other Person.
1.2.Priority. Notwithstanding (a) the date, order, time, method or manner of grant, attachment or perfection, or the date, order, time, method or manner of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral (regardless of how any such Lien was acquired, whether by grant, statute, operation of law, subrogation or otherwise), or any defect or deficiency or alleged defect or deficiency in any of the foregoing (including, without limitation, any failure to perfect or record such Lien), (b) any provision of the UCC, the Bankruptcy Code or any other applicable law, (c) any provision of the First Lien Documents or the Second Lien Documents (including, without limitation, any dollar limitations on Debt set forth in the First Lien Loan Agreement or the Second Lien Loan Agreement), (d) whether the First Lien Agent or the Second Lien Agents, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (e) the fact that any such Liens in favor of the First Lien Creditors or the Second Lien Creditors securing any of the First Lien Obligations or Second Lien Obligations, respectively, are subordinated to any Lien securing any obligation of the Credit Parties other than the First Lien Obligations or the Second Lien Obligations, respectively, or otherwise subordinated, voided, avoided, disallowed, invalidated or lapsed, or (f) any other circumstance of any kind or nature whatsoever, the First Lien Agent, on behalf of itself and the First Lien Creditors, and the Second Lien Agents, on their own behalf and on behalf of the Second Lien Creditors, hereby agree that until Discharge of First Lien Obligations up to but not in excess of the First Lien Cap, any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any First Lien Creditor or any agent or trustee therefor (including, without limitation, First Lien Agent), regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, has and shall have priority over any Lien upon the Collateral now or hereafter held by or on behalf of any Second Lien Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, and any such Liens of any Second Lien Creditor, or any agent or trustee therefor, are and shall be, in all respects, subject and subordinate to the Liens of each First Lien Creditor, and any agent or trustee therefor, therein to the full extent of the First Lien Obligations outstanding from time to time.
1.3.Prohibition on Contesting Liens. Each Second Lien Agent, for itself and on behalf of each Second Lien Creditor, agrees that it and they will not (and each hereby waives any right to) take any action to contest or assist or support any other Person in contesting, directly or indirectly, whether or not in any proceeding (including any Insolvency Proceeding), the perfection, priority, validity or enforceability of any Lien held by or on behalf of the First Lien Agent or any First Lien Creditor in the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Second Lien Agents or any Second Lien Creditor to enforce this Agreement.
1.4.No Alteration of Priority. Each Second Lien Agent, on behalf of itself and each Second Lien Creditor, acknowledges and agrees that (a) a portion of the First Lien Obligations represents Debt that is revolving in nature and the First Lien Agent and the First Lien Creditors will apply payments and make advances under the First Lien Documents, (b) subject to Section 5.3, the amount of the First Lien Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and the terms of the First Lien Obligations may be modified, extended or amended from time to time, and the aggregate amount of the First Lien Obligations may be increased, replaced or Refinanced, (c) all Monetary Collateral received by the First Lien Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to or in respect of the First Lien Obligations at any time, and (d) each of the foregoing actions in clauses (a), (b) and (c) may be performed without notice to or consent by any Second Lien Agent or any Second Lien Creditor and without affecting the provisions hereof. The Lien priorities provided in this Section 2.4 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof permitted hereby.
1.5.Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted or purported to be granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Creditors and shall not impose on any Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. The Second Lien Agents, on their own behalf and on behalf of each Second Lien Creditor, agree that as among the First Lien Agent and First Lien Creditors, and the Second Lien Agents and the Second Lien Creditors, the terms of this Agreement shall govern even if part or all of the First Lien Obligations or the Liens of the First Lien Agent securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise, and notwithstanding any failure by any Creditor to perfect its interests in the Collateral.

1.6.No New Liens. So long as the Discharge of First Lien Obligations, up to but not exceeding the First Lien Cap, shall not have occurred, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, the Second Lien Agents agree that if the Second Lien Agents or any Second Lien Creditor shall acquire or hold any Lien on any assets of any Credit Party securing any Second Lien Obligations which assets are not also subject to the first-priority Lien of First Lien Agent under the First Lien Documents, then such Second Lien Creditor, upon demand by the First Lien Agent, will, without the need for any further consent of the Second Lien Agents or any other Second Lien Creditor notwithstanding anything to the contrary in any other Second Lien Document, either (i) release such Lien or (ii) take such actions as the First Lien Agent may reasonably request to cause the First Lien Agent to obtain a first-priority Lien on such assets as security for the First Lien Obligations (in which case the Second Lien Agents, for their benefit and the benefit of the Second Lien Creditors, may retain a junior Lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Second Lien Agents or the First Lien Agent, as the case may be, each Creditor agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.6 shall be subject to Section 4.1.
1.7.Similar Liens. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the First Lien Agent or any Second Lien Agent, to cooperate in good faith from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents.
1.8.Non-Lienable Assets. Notwithstanding anything to the contrary contained herein, if any assets, licenses, rights, or privileges of any Credit Party are incapable of being the subject of a Lien in favor of either the First Lien Agent or the Second Lien Agents (including because of restrictions under applicable law, the nature of the rights or interests of such Credit Party, or the absence of a consent to such Lien by a third party) and irrespective of whether the applicable collateral documents attempt (or purport) to encumber such assets, licenses, rights, or privileges (the “Inalienable Interests”), then the First Lien Agent and the Second Lien Agents agree that any distribution or recovery that the First Lien Creditors or the Second Lien Creditors may receive with respect to, or that is allocable to, the value of any such Inalienable Interests, or any Proceeds thereof, whether received in their capacity as unsecured creditors or otherwise, shall be turned over and applied in accordance with Section 4.1 as if such distribution or recovery were, or were on account of, Collateral or the Proceeds of Collateral. With respect to all Inalienable Interests, until the Discharge of First Lien Obligations occurs, the Second Lien Agents hereby appoint the First Lien Agent, and any officer or agent of the First Lien Agent, with full power of substitution, the attorney-in-fact of each of the Second Lien Creditors for the limited purpose of carrying out the provisions of this Section 2.8 and taking any action and executing any instrument that the First Lien Agent may reasonably deem necessary or advisable to accomplish the purposes of this Section 2.8, which appointment is irrevocable and coupled with an interest. If in order to carry out the provisions of this Section 2.8 a special power of attorney is required according to applicable law, the Second Lien Creditors and/or the Second Lien Agents, as the case may be, hereby agree to grant an irrevocable power of attorney to the First Lien Agent, using the form provided by the First Lien Agent.
1.9.Legend. The First Lien Agent agrees for itself and on behalf of the other First Lien Creditors that the Second Lien Loan Agreement shall contain substantially the following notation: “This Agreement and any lien created herein is subject to the lien priority and other provisions set forth in that certain Subordination and Intercreditor Agreement dated as of May 27, 2022 by and between Blue Torch Finance LLC, as First Lien Agent for the First Lien

Creditors, and GLAS USA LLC and GLAS Americas LLC, as Second Lien Agents for the Second Lien Creditors, and acknowledged by the Credit Parties signatory thereto, as amended, restated, supplemented or otherwise modified from time to time.”
3.Enforcement. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, the Second Lien Agents, for their own behalf and on behalf of the other Second Lien Creditors:
(i)will not enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff or notification of account debtors) with respect to any Collateral (including the enforcement of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Second Lien Agents or any other Second Lien Creditor is a party) or commence or join with any Person (other than the First Lien Agent with its consent) in commencing, or filing a petition for, any action or proceeding with respect to such rights or remedies (including any foreclosure action);
(ii)will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Agent or any other First Lien Creditor, or any other enforcement or exercise by any First Lien Creditor of any rights or remedies relating to the Collateral, so long as the Liens of the Second Lien Agents attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.1 and such actions or proceedings are being pursued in good faith;
(iii)will not object to the forbearance by the First Lien Agent or the other First Lien Creditors from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to any of the Collateral;
(iv)will not, except for actions otherwise permitted in accordance with Section 6.5 but not in violation of any provision of this Agreement, during the pendency of any Insolvency Proceeding, take or receive any Collateral, or any Proceeds thereof or payment with respect thereto, in connection with the exercise of any right or remedy with respect to any Collateral;
(v)agrees that no covenant, agreement or restriction contained in any Second Lien Document shall be deemed to restrict in any way the rights and remedies of the First Lien Agent or the other First Lien Creditor with respect to the Collateral as set forth in this Agreement and the First Lien Documents;
(vi)will not object to the manner in which the First Lien Agent may seek to enforce or collect the First Lien Obligations or the Liens of the First Lien Agent on any Collateral to the extent not in violation of this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Agent is, or could be, adverse to the interests of the Second Lien Creditors, and will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any other rights a junior secured creditor may have under applicable law with respect to the matters described in this clause (vi); and

(vii)will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligations or any Lien of the First Lien Agent or this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement;
provided, however, that Second Lien Agents, on behalf of the Second Lien Creditors, may: (A) file a claim, proof of claim or statement of interest with respect to the Second Lien Obligations, as the case may be (provided, that an Insolvency Proceeding has been commenced by or against any Credit Party); (B) take any action in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral and its priority; (C) file any necessary responsive or defensive pleadings in opposition to any motion, filing, application, claim, adversary proceeding, proposal, plan of reorganization, arrangement or composition or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of any Second Lien Agent or the Second Lien Creditors, including any claims secured by the Collateral, if any, or otherwise make any agreements or file any motions, proceedings or objections pertaining to the claims of such Creditors, in each case in accordance with the terms of this Agreement; and (D) vote on any plan of reorganization, plan of arrangement or composition or proposal, file any proof of claim, make other filings and make any arguments and motions that do not, in any case, contravene the terms of this Agreement.
In the event any Creditor shall be required by the UCC or any other applicable law to give any notice to any other Creditor, such notice shall be given in accordance with Section 9.7 and ten (10) days’ notice shall be conclusively deemed to be commercially reasonable.
4.Payments.
1.1.Application of Proceeds. Whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, all Collateral or Proceeds thereof received shall be applied (i) first, to the payment of costs and expenses of the First Lien Agent as provided for pursuant to the First Lien Documents, (ii) second, to the payment of the First Lien Obligations up to, but not in excess of, the First Lien Cap, (iii) third, to the payment of the Second Lien Obligations in accordance with the Second Lien Documents, (iv) fourth, to the payment of the Excess First Lien Obligations, (v) fifth, the balance, if any, to the Borrowers or to whosoever may be lawfully entitled to receive same or as a court of competent jurisdiction may direct.
1.2.Payments Over in Violation of Agreement. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, any Collateral or proceeds thereof received by Second Lien Agents or any Second Lien Creditor in connection with the exercise of any right or remedy (including setoff) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. First Lien Agent is hereby authorized by Second Lien Agents to make any such endorsements as agent for the Second Lien Agents or any Second Lien Creditor. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.
1.3.Method of Application of Payments. All payments received by the First Lien Agent or First Lien Creditors may be applied, reversed and reapplied, in whole or in part, to the First Lien Obligations to the extent provided for in the First Lien Documents. In exercising remedies, whether as a secured creditor or otherwise, the First Lien Agent shall have no obligation or liability to the Second Lien Agents or any Second Lien Creditor regarding the adequacy of any Proceeds for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.
1.4.Payments Under Second Lien Loan Agreement. The First Lien Agent, on behalf of the First Lien Creditors, acknowledges and agrees that the Second Lien Loan Agreement requires certain payments in respect of the Second Lien Obligations. Notwithstanding anything to the contrary contained herein, the Second Lien Agents and Second Lien Creditors may receive payment of any Second Lien Obligations as and when due and payable in accordance the Second Lien Documents, but solely so long as such payments are Permitted Second Lien Loan Payments; provided, however, that the Second Lien Agents, on behalf of the Second Lien Creditors, agree that neither the Second Lien Agents nor any Second Lien Creditor may receive any other payments (whether mandatory or voluntary) prior to Discharge of First Lien Obligations.
5.Other Agreements.
1.1.Releases.
(a)If, in connection with an Enforcement by the First Lien Agent or any other First Lien Creditor in respect of any Collateral, the First Lien Agent and/or any of the First Lien Creditors releases any of its or their Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Agents and all other Second Lien Creditors on such Collateral sold or disposed of in connection with such Enforcement, shall be automatically, unconditionally and simultaneously released (excluding any Lien on any portion of the Proceeds of such Collateral remaining after the Discharge of First Lien Obligations). The Second Lien Agents, on their own behalf or on behalf of any such Second Lien Creditors, promptly shall execute and deliver to the First Lien Agent or the applicable Credit Party such termination statements, releases and other documents as the First Lien Agent or the Borrowers may request to effectively confirm such release.
(b)If, in connection with any Disposition of any Collateral permitted under the terms of the First Lien Documents (other than an Enforcement), the First Lien Agent, for itself or on behalf of any of the First Lien Creditors, releases any of its Liens on any part of the Collateral, other than in connection with the Discharge of First Lien Obligations, then the Liens, if any, of the Second Lien Agents and each other Second Lien Creditor on such Collateral shall be automatically, unconditionally and simultaneously released (excluding any Lien on any portion of the proceeds of such Collateral remaining after the Discharge of First Lien Obligations). The Second Lien Agents, for their own behalf and on behalf of any such Second Lien Creditor, as the case may be, promptly shall execute and deliver to the First Lien Agent or the applicable Credit Party such termination statements, releases and other documents as the First Lien Agent may request to effectively confirm such release.
(c)Until the Discharge of First Lien Obligations shall occur, the Second Lien Agents, for their own behalf and on behalf of the Second Lien Creditors, hereby irrevocably constitute and appoint the First Lien Agent and any officer or agent of the First Lien Agent, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the First Lien Agent or such holder or in the First Lien Agent’s own name, from time to time in the First Lien Agent’s discretion exercised in good faith, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. If in order to carry out the provisions of this Section 5.1 a special power of attorney is required according to applicable law, the Second Lien Creditors and/or the Second Lien Agents, as the case may be, hereby agree to grant an irrevocable power of attorney to the First Lien Agent, using the form provided by the First Lien Agent.
1.2.Insurance.
(a)Unless and until the Discharge of First Lien Obligations has occurred, subject to the terms of, and the rights of the Credit Parties under, the First Lien Documents, (i) the First Lien Creditors shall have the sole and exclusive right to adjust settlement for any insurance covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all proceeds of any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral and to the extent required by the First Lien Documents shall be paid to the First Lien Agent for the benefit of the First Lien Creditors pursuant to the terms of the First Lien Documents and thereafter, if the Discharge of First Lien Obligations has occurred, and subject to the rights of the Credit Parties under the Second Lien Documents, to the Second Lien Agents for the benefit of the Second Lien Creditors to the extent required under the Second Lien Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Second Lien Agents or any Second Lien Creditor shall, at any time, receive any proceeds of any such insurance or any such award or payment with respect to Collateral in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Agent in accordance with the terms of Section 4.2.
(b)To effectuate the foregoing, the Agents shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder.
1.3.Amendments to First Lien Documents and Second Lien Documents; Refinancing.
(a)Subject to Sections 5.3(c) and 5.3(d), the First Lien Agent and the Second Lien Agents shall each use good faith efforts to notify the other party of any written amendment or modification to the First Lien Loan Agreement or the Second Lien Loan Agreement, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.
(b)Subject to Sections 5.3(c), the First Lien Documents may be amended, restated, amended and restated, supplemented or otherwise modified in accordance with their terms, and the First Lien Loan Agreement may be Refinanced, in each case, without notice to, or the consent of the Second Lien Agents or the Second Lien Creditors, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Second Lien Creditors, to the terms of this Agreement.
(c)Without the consent of the Second Lien Agents, the First Lien Agent and the First Lien Creditors will not amend, restate, amend and restate, modify, supplement, or otherwise change the terms of (or Refinance) the terms of the First Lien Documents, if the effect of such amendment, restatement, amendment and restatement, modification, supplement, or change (or Refinancing) is to (i) impose any restrictions on the incurrence of Debt under the Second Lien Documents that are greater than the restrictions set forth in the Existing First Lien Loan Agreement, (ii) impose any restrictions on the payment by the Borrowers of principal or interest in respect of the Second Lien Obligations that are greater than the restrictions set forth in the Existing First Lien Loan Agreement and this Agreement, (iii) impose any restriction on the conversion rights under Article XVIII of the Second Lien Loan Agreement, (iv) increases the aggregate principal amount of loans, letters of credit, bankers acceptances, bonds, debentures, notes, or similar instruments or other similar extensions of credit or commitments therefor beyond the First Lien Cap, (v) extends scheduled final maturity date of the First Lien Credit Agreement, or (vi) contravene the provisions of this Agreement.
(d)Without the consent of the First Lien Agent, the Second Lien Agents and the Second Lien Creditors will not amend, restate, amend and restate, modify, supplement, or otherwise change the terms of (or Refinance) the terms of the Second Lien Documents, other than any such amendment, restatement, amendment and restatement, modification, waiver, supplement or change which does not affect the interests of the First Lien Agent or the First Lien Creditors under the First Lien Documents in any respect; it being understood that any amendment, restatement, amendment and restatement, modification or supplement to (1) extend or waive the date scheduled for payment of any principal of or interest on the Second Lien Loans, (2) reduce the principal amount of any Second Lien Loans or the rate of interest thereon, (3) release any Second Lien Borrower or Guarantor from its obligations under the Second Lien Documents, (4) release all or any part of the Collateral granted under the Second Lien Documents to secure the Second Lien Obligations, and (5) waive, amend, modify or supplement any existing representation and warranty, covenant or event of default provision under the Second Lien Documents (other than this Agreement), to make such provision less restrictive to the Second Lien Borrower or Guarantor, shall not be deemed to be adverse to the interests of the First Lien Agent and the First Lien Creditors in a material respect.
1.4.Bailees for Perfection.
(a)Each Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon (such Collateral, which shall include without limitation Deposit Accounts and Securities Accounts subject to Account Agreements, and the Collateral held in such Deposit Accounts and Securities Accounts, collectively being the “Pledged Collateral”) (i) in the case of the First Lien Agent, for itself and as the collateral agent for the First Lien Creditors under the First Lien Documents or, in the case of the Second Lien Agents, for their benefit and as the collateral agent for the Second Lien Creditors under the Second Lien Documents, and (ii) as bailee for the benefit of or agent on behalf of the other Agent and other Creditors (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106 and 9-107 of the UCC and to establish “control” within the meaning of Section 9-314 of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Documents and the Second Lien Documents, respectively, subject to the terms and conditions of this Section 5.4.
(b)Neither Agent shall have any obligation whatsoever to the other Agent, to any First Lien Creditor, or to any Second Lien Creditor to ensure that the Pledged Collateral is genuine or owned by the applicable Credit Party or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the respective Agents under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee and agent in accordance with this Section 5.4 (including, without limitation, paragraph (e) below) and delivering the Pledged Collateral or proceeds thereof upon a Discharge of Second Lien Obligations or Discharge of First Lien Obligations, as the case may be, as provided in paragraph (d) below.
(c)Upon the Discharge of First Lien Obligations or the Discharge of Section 5.4 Lien Obligations, as the case may be, the Agent under the credit facility which has been discharged shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the other Agent to the extent the other (First Lien or Second Lien, as applicable) Obligations remain outstanding, and second, to the Borrowers to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). Notwithstanding anything to the contrary contained in this Agreement, any obligation of the Agent under the credit facility which has been discharged to make any delivery to the other Agent under this Section 5.4 or Section 5.5 is subject to (i) the order of any court of competent jurisdiction, or (ii) any automatic stay imposed in connection with any Insolvency Proceeding.
(d)Subject to the terms of this Agreement, so long as the Discharge of First Lien Obligations has not occurred, the First Lien Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other First Lien Documents, as if the Liens of the Second Lien Agents and the Second Lien Creditors did not exist (it being understood that the First Lien Agent shall have the sole exclusive right to exercise control under Account Agreements until the Discharge of First Lien Obligations).
(e)In furtherance of this Section 5.4, after the Discharge of the First Lien Obligations has occurred, the First Lien Agent shall cooperate with the Second Lien Agents' efforts to obtain Account Agreements with respect to Deposit Accounts and Securities comprising the Collateral, and to the extent, but only to the extent, the First Lien Agent has the authority to do so under any applicable Account Agreement with respect to any Deposit Account or Securities Account constituting part of the Collateral, to notify the applicable depositary bank or securities intermediary under such control agreements that the relevant Second Lien Agent is the “lender representative,” “notice agent” or similar party, as applicable, entitled to take action thereunder with respect to each Deposit Account or Securities Account that is subject to an Account Agreement in favor of the First Lien Agent.
(f)Except as otherwise expressly set forth in this Section 5.4, neither Agent acting pursuant to this Section 5.4 shall have by reason of the First Lien Documents, the Second Lien Documents, this Agreement or any other document a fiduciary relationship in respect of the other Agent, any First Lien Creditors or any Second Lien Creditors.
1.5.When Discharge of First Lien Obligations and Discharge of Second Lien Obligations Deemed to Not Have Occurred. If concurrently with the Discharge of First Lien Obligations or the Discharge of Second Lien Obligations, the Borrowers thereafter enter into any Refinancing of any First Lien Obligation or Second Lien Obligation, as the case may be, which Refinancing is permitted hereunder and by the First Lien Documents or the Second Lien Documents (but only whichever is not being so Refinanced), then such Discharge of First Lien Obligations or the Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such Discharge of First Lien Obligations or the Discharge of Second Lien Obligations), and, from and after the date on which the New Debt Notice (as defined below) is delivered to the appropriate Agent in accordance with the next sentence, the obligations under such Refinancing shall automatically be treated as First Lien Obligations or Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Agent or the Second Lien Agent, as the case may be, under such new First Lien Documents or Second Lien Documents shall be the First Lien Agent or the Second Lien Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Debt Notice”) stating that the Borrowers and, if applicable, the other Credit Parties, have entered into new First Lien Documents or new Second Lien Documents (which notice shall include a complete copy of the relevant new documents and provide the identity of the new Agent, such agent, the “New Agent”), the other Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrowers or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the then terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the other Agent and the First Lien Creditors or the Second Lien Creditors, as the case may be, to be bound by the terms of this Agreement.
6.Insolvency Proceedings.
1.1.Filing Motions. Each Second Lien Agent agrees for itself and on behalf of the other Second Lien Creditor that, until the Discharge of First Lien Obligations has occurred, no Second Lien Creditor shall, in or in connection with any Insolvency Proceeding, take any action or support any other Person in taking any action with respect to the Collateral or the validity or enforceability of any of the First Lien Documents or any of the First Lien Obligations thereunder, including by filing any pleadings or motions or taking any position at any hearing or proceeding of any nature, that (i) violates, or is prohibited by, this Section 6 (or would, in the absence of an Insolvency Proceeding, otherwise violate or be prohibited by this Agreement), (ii) asserts any right, benefit or privilege that arises in favor of the Second Lien Agents or Second Lien Creditors, in whole or in part, as a result of their interest in the Collateral or from any Lien of Second Lien Agents on the Collateral (unless the assertion of such right is expressly permitted by this Agreement) or (iii) relates in any way to the determination of any Liens or claims held by the First Lien Agent (including the validity and enforceability thereof) or any other First Lien Creditor or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.
1.2.DIP Financing.
(a)If any First Lien Borrower or any other Credit Party shall be subject to any Insolvency Proceeding at any time prior to the Discharge of First Lien Obligations, and the First Lien Agent or the First Lien Lenders shall seek to provide any First Lien Borrower or any other Credit Party with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code or any similar provision of any foreign Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any Insolvency Proceeding (each, a “First Lien DIP Financing”) constituting Collateral with such First Lien DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code or any similar provision of any foreign Insolvency Proceeding would be Collateral), then the Second Lien Agents, on their own behalf and on behalf of the Second Lien Creditors, agree that they will raise no objection and will not support any objection to such First Lien DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Second Lien Agents and Second Lien Creditors securing the Second Lien Obligations or on any other grounds (and without the consent of the First Lien Agent will not request any adequate protection solely as a result of such First Lien DIP

Financing or use of cash collateral that is Collateral) except that if the First Lien Agent is granted Liens on additional collateral as adequate protection with respect to Collateral, the Second Lien Agents may request second priority Liens to those of the First Lien Agent on the same additional collateral as adequate protection of its interests in the Collateral.
(b)All Liens granted to the First Lien Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the parties to be and shall be deemed to be subject to the lien priorities described in Section 2 of this Agreement and the other terms and conditions of this Agreement.
1.3.Adequate Protection. Each Second Lien Agent, on behalf of itself and the Second Lien Creditors, agrees that none of them shall contest (or support any other Person contesting):
(i)any request by the First Lien Agent or the First Lien Creditors for adequate protection with respect to the Collateral; or
(ii)any objection by the First Lien Agent or the First Lien Creditors to any motion, relief, action or proceeding based on the First Lien Agent or the First Lien Creditors claiming a lack of adequate protection with respect to the Collateral.
1.4.Avoidance Issues. If any First Lien Creditor is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of a Credit Party any amount paid in respect of the First Lien Obligations, as the case may be (a “Recovery”), then such First Lien Creditor shall be entitled to a reinstatement of the First Lien Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. The Second Lien Creditors agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over by the Second Lien Creditors for application in accordance with the priorities set forth in this Agreement.
1.5.Reorganization Securities. If, in any Insolvency Proceeding, Debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Debt obligations so distributed, to the Liens securing such Debt obligations and the distribution of proceeds thereof.
1.6.Post-Petition Interest Neither the Second Lien Agents nor any other Second Lien Creditor shall oppose or seek to challenge any claim by the First Lien Agent or any First Lien Creditor for allowance in any Insolvency Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien securing any First Lien Creditor’s claim, without regard to and ignoring the existence of the Lien of the Second Lien

Agents on behalf of the Second Lien Creditors on the Collateral and the Second Lien Obligations.
1.7.Waiver. Until the Discharge of First Lien Obligations has occurred, the Second Lien Agents, for their own behalf and on behalf of the Second Lien Creditors, agree that none of them (i) will assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any successor provision) senior to or on a parity with the First Lien Agent’s Liens on any Collateral for costs or expenses of preserving or disposing of any Collateral and (ii) waives any claim it may now or hereafter have arising out of the election by any First Lien Creditor of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision) with respect to any Collateral.
1.8.Separate Grants of Security and Separate Classification. The First Lien Agent, for itself and on behalf of the First Lien Creditors, and the Second Lien Agents, for their own behalf and on behalf of the Second Lien Creditors, acknowledge and intend that the grants of Liens pursuant to the Second Lien Documents and the First Lien Documents constitute two separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the First Lien Obligations are fundamentally different from the Second Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Creditors and the Second Lien Creditors in respect of the Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the First Lien Creditors and the Second Lien Creditors hereby acknowledge and agree that all distributions shall be made as if there were separate classes of First Lien Obligations and Second Lien Obligations against the Credit Parties with the effect being that, to the extent that the aggregate value of the Collateral is, the First Lien Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that is available from the Collateral for the First Lien Creditors, with such other Second Lien Creditors hereby acknowledging and agreeing to turn over to the First Lien Creditors amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.
1.9.Asset Dispositions in an Insolvency Proceeding. Until Discharge of First Lien Obligations, neither the Second Lien Agents nor any other Second Lien Creditor shall, in any Insolvency Proceeding or otherwise, oppose any Disposition of any Collateral that is supported by the First Lien Creditors (or any portion of the process related thereto), and the Second Lien Agents and each other Second Lien Creditor will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Collateral supported by the First Lien Creditors and to have released their Liens on such assets; provided that to the extent the proceeds of such Collateral are not applied to reduce First Lien Obligations pursuant to and in accordance with Section 4, the Second Lien Agents shall retain a Lien on such proceeds in accordance with the terms of this Agreement.
1.10.Enforceability. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof, the relative rights of Creditors in or to any distributions from or in respect of any Collateral or Proceeds of Collateral shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement (including, without limitation, Section 6.8 hereof), are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

1.11.Relief from Automatic Stay. Until the Discharge of First Lien Obligations, the Second Lien Agents agree, for their own behalf and on behalf of the other Second Lien Creditors, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof (including opposing any request by any First Lien Creditor to seek relief from the automatic stay), in each case in respect of any Collateral, without the prior written consent of the First Lien Agent.
1.12.Other Matters. To the extent that the Second Lien Agents or any Second Lien Creditor has or acquires rights under Section 362, Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, the Second Lien Agents agree, for their own behalf and on behalf of the other Second Lien Creditors not to assert any of such rights without the prior written consent of the First Lien Agent; provided that if requested by the First Lien Agent, the Second Lien Agents shall timely exercise such rights in the manner requested by the First Lien Agent, including any rights to payments in respect of such rights.
7.Reliance; Waivers, Etc.
1.1.Reliance. Other than reliance on the terms of this Agreement, each Second Lien Agent, on behalf of itself and the Second Lien Creditors, acknowledges that it and such Second Lien Creditors have, independently and without reliance on the First Lien Agent or any First Lien Creditors, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Documents and be bound by the terms of this Agreement, and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Documents or this Agreement..
1.2.No Warranties or Liability. The Second Lien Agents, on their own behalf and on behalf of the Second Lien Creditors, acknowledge and agree that each of the First Lien Agent and the First Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the First Lien Agent and the First Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The First Lien Agent and the First Lien Creditors shall have no duty to the Second Lien Agents or any of the Second Lien Creditors to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements of any Credit Party (including the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.
1.3.No Waiver of Lien Priorities.
(a)No right of the First Lien Agent or the First Lien Creditors to enforce any provision of this Agreement or any First Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Credit Party or by any act or failure to act by the First Lien Agent or any First Lien Creditor or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the First Lien Documents, regardless of any knowledge thereof which the First Lien Agent or the First Lien Creditors, or any of them, may have or be otherwise charged with.
(b)Without in any way limiting the generality of the foregoing paragraph (but subject in all cases to the provisions of Section 5.3), the First Lien Agent and the First Lien Creditors may, at any time and from time to time in accordance with the First Lien

Documents and applicable law, without the consent of, or notice to, the Second Lien Agents or the Second Lien Creditors, without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
(i)change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations, as applicable or any Lien or guaranty thereof or any liability of any Credit Party, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the applicable obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Agent or any rights or remedies under any of the First Lien Documents;
(ii)sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Credit Party or any liability incurred directly or indirectly in respect thereof;
(iii)settle or compromise any obligation or any other liability of any Credit Party or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
(iv)exercise or delay in or refrain from exercising any right or remedy against any security or any Credit Party or any other Person, elect any remedy and otherwise deal freely with the Credit Parties.
1.4.Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Agent and the First Lien Creditors and the Second Lien Agents and the Second Lien Creditors, respectively, hereunder shall remain in full force and effect irrespective of:
(a)any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;
(b)except, in each case, as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or any Second Lien Document;
(c)except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guaranty thereof;
(d)the commencement of any Insolvency Proceeding in respect of any Credit Party; or

(e)any other circumstances which otherwise might constitute a defense available to, or a discharge of, (i) any Credit Party in respect of the First Lien Agent, the First Lien Obligations, any First Lien Creditor, the Second Lien Agents, the Second Lien Obligations, or any Second Lien Creditor, or (ii) any First Lien Creditor in respect of this Agreement, or (iii) any Second Lien Creditor in respect of this Agreement.
8.[Reserved].
9.Miscellaneous.
1.1.Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern and control as between the First Lien Creditors and the Second Lien Creditors.
1.2.Effectiveness; Continuing Nature of this Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of Lien subordination and the First Lien Creditors and the Second Lien Creditors may continue, at any time and without notice to the other Agent, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers in reliance hereon. Each of the Agents, on behalf of itself and the First Lien Creditors or the Second Lien Creditors, as the case may be, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. All references to a Credit Party shall include such Credit Party as debtor and debtor-in-possession and any receiver or trustee for such Credit Party (as the case may be) in any Insolvency Proceeding.
1.3.Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the First Lien Agent or the Second Lien Agents shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Borrowers shall have no right to consent to or approve any amendment, modification or waiver of any provision of this Agreement.
1.4.Information Concerning Financial Condition of the Credit Parties. The Second Lien Creditors shall be responsible for keeping themselves informed of (a) the financial condition of the Credit Parties and all endorsers and/or guarantors and of the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second Lien Obligations. Neither the First Lien Agent and the First Lien Creditors shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the First Lien Agent or any of the First Lien Creditors undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:
(a)to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(b)to provide any additional information or to provide any such information on any subsequent occasion;
(c)to undertake any investigation; or

(d)to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
1.5.Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Creditors or the Second Lien Agents actually pays over to the First Lien Agent or the First Lien Creditors under the terms of this Agreement, the Second Lien Creditors and the Second Lien Agents shall be subrogated to the rights of the First Lien Agent and the First Lien Creditors; provided, however, that the Second Lien Agents, on their own behalf and on behalf of the Second Lien Creditors, hereby agree not to assert or enforce all such rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The First Lien Creditors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Second Lien Agents or the Second Lien Creditors that are paid over to the First Lien Agent or the First Lien Creditors pursuant to this Agreement shall not reduce any of the Second Lien Obligations. Notwithstanding the foregoing provisions of this Section 9.5, neither the Second Lien Agents nor any of the Second Lien Creditors shall have any claim against any of the First Lien Agent or the First Lien Creditors for any impairment of any subrogation rights herein granted to the Second Lien Creditors.
1.6.VENUE; JURY TRIAL WAIVER.
(a)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY FIRST LIEN DOCUMENTS, OR ANY SECOND LIEN DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(b)EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT

OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(c)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
1.7.Notices.
(a)Subject to Section 9.7(c) below, all notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by overnight courier service, by certified or registered mail, by telefacsimile or by e-mail (in portable document format (“pdf”) or tagged image file format (“tif”)) as follows:
(i)if to any Credit Party, to it at:
c/o IT Global Holding LLC
417 E Carmel St., Ste 200
San Marcos, CA 92078
Attention: Carolyne Cesar; Jorge Pliego
Telephone No.: (760) 410-1214
Facsimile No.: (760) 437-3515
Email: ccesar@nasoftusa.com; jorge.pliego@anglobal.com

with a copy to:

Mayer Brown LLP
1221 Avenue of the Americas
New York, New York, 10019
Attention: David K. Duffee
Telephone No.: (212) 506-2630
Facsimile No.: (212) 849 5630
Email: dduffee@mayerbrown.com
(ii)if to Blue Torch in its capacity as the First Lien Agent hereunder, to it at:
Blue Torch Finance LLC
c/o Blue Torch Capital LP
150 East 58th Street, 18th Floor

New York, New York 10155
Email: BlueTorchAgency@alterdomus.com
with a copy to:
SEI – Blue Torch Capital Loan Ops
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
Telecopier: (469) 709-1839
Email: bluetorch.loanops@seic.com

in each case, with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention: Leonard Klingbaum and Nell Ethridge
Telephone: 212-596-9747
Email: leonard.klingbaum@ropesgray.com; nell.ethridge@ropesgray.com
Telecopier: 646-728-2694

(iii)if to the Second Lien Agents:
GLAS USA LLC or GLAS AMERICAS LLC
3 Second Street, Suite 206
Jersey City, NJ 07311
Attention: Administrator for AN Global Inc.
Telephone No.: (201) 839-2200
Facsimile No.: (212) 202-6246
Email: ClientServices.Americas@glas.agency
(b)Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with Section 9.7(a) above.
(c)All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third Business Day after the date deposited in the U.S. mail with postage prepaid and properly addressed, provided, that no notice or communication to Blue Torch in its capacity as the First Lien Agent or to the Second Lien Agents shall be effective until actually received by Blue Torch or the Second Lien Agents, as applicable, (iii) in the case of notices and other communications delivered by telefacsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefacsimile was sent indicating that the telefacsimile was sent in its entirety to the recipient’s telefacsimile number and (iv) in the case of notices and other communications delivered by e-mail, upon receipt by the sender of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, a return e-mail or other written acknowledgement), provided, that no notice or communication to Blue Torch in its capacity as the First Lien Agent or to the Second Lien Agents shall be effective until receipt by the sender of written confirmation of receipt affirmatively initiated by Blue Torch or the Second Lien Agents, as applicable, and further provided, in each case, that if a notice or other communication would be deemed to have been given in accordance with the foregoing at any time other than during the recipient’s normal business hours on a Business Day for such recipient, such notice or other communication shall be deemed given on the next succeeding Business Day for such recipient.
(d)The First Lien Agent, the Second Lien Agents, and each Credit Party acknowledges and agrees that the use of electronic transmission in general, and e-mail in particular, is not necessarily secure and that there are risks associated with the use thereof, including risks of interception, disclosure and abuse, and each indicates it assumes and accepts such risks by hereby authorizing the use of electronic transmission.
1.8.Further Assurances. The First Lien Agent, on behalf of itself and the First Lien Creditors under the First Lien Documents, and the Second Lien Agents, on their own behalf and on behalf of the Second Lien Creditors under the Second Lien Documents, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Agent or the Second Lien Agents may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
1.9.APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
1.10.Specific Performance. Each of the First Lien Agent and the Second Lien Agents may demand specific performance of this Agreement. The First Lien Agent, on behalf of itself and the First Lien Creditors, and the Second Lien Agents, on their own behalf and on behalf of the Second Lien Creditors, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Agent or the First Lien Creditors or the Second Lien Agents or the Second Lien Creditors, as the case may be.
1.11.Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
1.12.Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
1.13.Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the individual signing this Agreement on its behalf is duly authorized to execute this Agreement. Each Agent represents and warrants to the other parties hereto that each has been duly appointed as such by the First Lien Creditors and the Second Lien Creditors, as applicable, and that each has full authority to, and by its execution and delivery of this Agreement will, bind the First Lien Creditors and the Second Lien Creditors, as applicable, as if each were a signatory hereto.
1.14.Successors and Assigns; No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Agents, the First Lien Creditors and the Second Lien Creditors. Nothing in this Agreement shall impair, as between any Credit Party and the First Lien Agent and the Second Lien Creditors, or as between any

Credit Party and the First Lien Agent and the Second Lien Creditors, the obligations of such Credit Party to pay principal, interest, fees and other amounts as provided in the First Lien Documents and the Second Lien Documents, respectively.
1.15.Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Second Lien Agents and the Second Lien Creditors on the one hand and the First Lien Agent and the First Lien Creditors on the other hand. Neither Credit Party nor any other creditor thereof shall have any rights hereunder (except as expressly set forth in Section 9.14), and no Credit Party may rely on the terms hereof (except as expressly set forth in Section 9.14). Nothing in this Agreement is intended to or shall impair the obligations of the Credit Parties, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations (as permitted hereunder) as and when the same shall become due and payable in accordance with their terms.
1.16.UCC Section 9-611 Notice and Waiver of Marshaling. Each Creditor acknowledges that this Agreement shall constitute notice of the respective interests of the Creditors in the Collateral as provided by Section 9-611 of the UCC as enacted in the applicable jurisdiction and each hereby waive any right to compel any marshaling of any of the Collateral or to resort to Collateral in any particular order or manner, whether provided by common law or statute, provided that neither this Section 9.16 nor Section 9-611 of the UCC shall override any specific provision of this Agreement.
1.17.Survival of Rights. The right of any Creditor to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of any Credit Party or any other Creditor including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any First Lien Obligations in the case of the First Lien Agent, or any Second Lien Obligations in the case of the Second Lien Agents, or noncompliance by any Credit Party with such provisions, regardless of the actual or imputed knowledge of any Creditor.
1.18.Receipt of Agreements. The First Lien Agent hereby acknowledges that it has delivered to the Second Lien Agents a correct and complete copy of the First Lien Documents as in effect on the date hereof. The Second Lien Agents hereby acknowledge that they have delivered to the First Lien Agent a correct and complete copy of the Second Lien Documents as in effect on the date hereof.
1.19.Termination. This Agreement is a continuing agreement, and, unless all of the Creditors have specifically consented in writing to its earlier termination, this Agreement shall remain in full force and effect in all respects until the earlier of (a) such time as the Discharge of First Lien Obligations has occurred, or (b) such time as the Discharge of Second Lien Obligations has occurred in a manner permitted under this Agreement, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of any Credit Party with regard to the First Lien Obligations and/or the Second Lien Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Credit Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for such Credit Party or any substantial part of its property, or otherwise, all as though such payments had not been made.
1.20.Severability of Provisions. All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement. Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.
1.21.Complete Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first written above.

BLUE TORCH FINANCE LLC, as First Lien Agent By: Blue Torch Capital LP, its managing member By: /s/ Kevin Genda Name: Kevin Genda Title: CEO

[Signature Page to Intercreditor Agreement]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first written above.

GLAS USA LLC GLAS AMERICAS LLC as Second Lien Agents By: /s/ Yana Kislenko Name: Yana Kislenko Title: Vice President

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGMENT
The undersigned hereby acknowledge and consent to the foregoing Intercreditor Agreement, dated as of May 27, 2022 (the “Intercreditor Agreement”), by and between BLUE TORCH FINANCE LLC, as agent for the First Lien Creditors and GLAS USA LLC and GLAS AMERICAS LLC, as agents for the Second Lien Creditors. Unless otherwise defined in this Acknowledgement, terms defined in the Intercreditor Agreement have the same meanings when used in this Acknowledgement.
Each Credit Party hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement. Each Credit Party agrees that the Intercreditor Agreement may be amended by the Second Lien Agents and the First Lien Agent, without notice to, or the consent of any Credit Party or any other Person; provided, however, that each Credit Party agrees to be bound by the Intercreditor Agreement only as in effect on the date hereof and, to the extent that such Credit Party has been notified of the terms of any amendment, and if such amendment affects the rights, duties, liabilities and obligations of such Credit Party, has consented in writing thereto, as so amended.
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CREDIT PARTIES
AGILETHOUGHT, INC.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
AN GLOBAL LLC
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
AGILETHOUGHT, LLC
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Manager
4TH SOURCE, LLC
By:        /s/ Diana Abril
Name: Diana P. Abril
Title: Manager
IT GLOBAL HOLDING LLC
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President

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4TH SOURCE HOLDING CORP.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
AGS ALPAMA GLOBAL SERVICES USA,
LLC
By: QMX Investment Holdings USA, Inc.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
QMX INVESTMENT HOLDINGS USA, INC.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
AN USA
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
4TH SOURCE MEXICO, LLC
By: 4th Source, LLC, as Sole Member
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: President
ENTREPIDS TECHNOLOGY INC.
By:        /s/ Carolyne Cesar
Name: Carolyne Cesar
Title: Secretary

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AGILETHOUGHT MÉXICO, S.A. DE
C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
AGILETHOUGHT DIGITAL
SOLUTIONS, S.A.P.I DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
FACULTAS ANALYTICS, S.A.P.I. DE
C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact

[Signature Page to Acknowledgement to Intercreditor Agreement]

FAKTOS INC., S.A.P.I. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
CUARTO ORIGEN, S. DE R.L. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact

[Signature Page to Acknowledgement to Intercreditor Agreement]

AGS ALPAMA GLOBAL SERVICES
MEXICO, S.A. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
ENTREPIDS MEXICO, S.A. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
AN UX, S.A. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact

[Signature Page to Acknowledgement to Intercreditor Agreement]

AN EVOLUTION, S. DE R.L. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
AN DATA INTELLIGENCE, S.A. DE
C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact
ANZEN SOLUCIONES, S.A. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduno
Title: Attorney-in-Fact

[Signature Page to Acknowledgement to Intercreditor Agreement]

AGILETHOUGHT SERVICIOS
MEXICO, S.A. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-Fact
AGILETHOUGHT SERVICIOS ADMINISTRATIVOS, S.A. DE C.V.
By:        /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-Fact
By:        /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-Fact

[Signature Page to Acknowledgement to Intercreditor Agreement]